SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

April 29, 2003

Date of Report (Date of earliest event reported)

McKESSON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)
94-3207296

1-13252 (Commission File Number)		(IRS Employer Identification No.)

McKesson Plaza
One Post Street, San Francisco, CA 94104

Address of Principal Executive Offices

Registrant’s telephone number, including area code: (415) 983-8300

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

99.1	Press Release issued by McKesson Corporation (the “Company”), dated April 29, 2003, reporting the Company’s fourth quarter and fiscal year results for the period ended March 31, 2003 (furnished and not filed herewith solely pursuant to Item 9).

Item 9.	Regulation FD Disclosure.

     In accordance with SEC Release No. 33-8216, the following information, required to be furnished under “Item 12. Results of Operations and Financial Condition,” is furnished under “Item 9. Regulation FD Disclosure.”

     On April 29, 2003, the Company announced via press release the Company’s preliminary results for its fourth quarter and fiscal year ended March 31, 2003. A copy of the Company’s press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McKesson Corporation

Date: April 29, 2003	By:	/s/ William R. Graber

William R. Graber
Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description of Document

99.1	Press Release issued by McKesson Corporation (the “Company”), dated April 29, 2003, reporting the Company’s fourth quarter and fiscal year results for the period ended March 31, 2003.

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